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                                                                   Exhibit 23.1

                               [LETTERHEAD]


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No 333-3910) of Schmitt Industries, Inc. of our report dated July 13, 1999 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP

Portland, Oregon
August 27, 1999